UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K/A
(Amendment No. 1)
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2024
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC
Preferred Share Purchase Rights		NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note:
On December 1, 2023, Aviat Networks, Inc. (“Aviat” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, among other things, it had completed the acquisition of NEC Corporation’s (“NEC”) wireless backhaul business (the “NEC Transaction”). In such Original Form 8-K, the Company stated that it would file the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items. Aviat is filing this Amendment No. 1 to provide such financial statements and pro forma financial information. The pro forma condensed combined financial information included as Exhibit 99.3 to this Amendment No. 1 on Form 8-K/A has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the NEC Transaction had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the NEC Transaction.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The financial statements required by Item 9.01(a) are incorporated herein by reference to Exhibit 99.2 of this Form 8-K/A.

(b)	Pro Forma Financial Information.
The financial information required by Item 9.01(b) are incorporated herein by reference to Exhibit 99.3 of this Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description

2.1#¥
Master Sale of Business Agreement, dated May 9, 2023, by and among the Company and NEC (incorporated by reference to Exhibit 2.1 of Aviat’s Current Report on Form 8-K filed May 9, 2023, File No. 001-33278).

2.2#¥	Amendment to the Master Sale of Business Agreement, dated November 30, 2023 by and between the Company and NEC.
10.1#+	Registration Rights and Lock-Up Agreement, dated November 30, 2023, by and between the Company and NEC.
10.2#+	Manufacturing and Supply Agreement, dated November 30, 2023, by and among the Company, NECPF and NEC.
10.3#+	Global Transition Services Agreement, dated November 30, 2023, by and between the Company and NEC.
10.4#+	Global Seller Transition Services Agreement, dated November 30, 2023, by and between the Company and NEC.
10.5#+	Distribution Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC South Africa.
10.6#+	Framework Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC Saudi Arabia.
10.7#+	Distribution Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC New Zealand.
10.8#+	Distribution Agreement, dated November 30, 2023, by and between Aviat Singapore and NEC Malaysia.
10.9#+	Trademark License Agreement, dated November 30, 2023, by and between the Company and NEC.
10.10#+	Intellectual Property License Agreement, dated November 30, 2023, by and between the Company and NEC.
10.11#+	Trademark Assignment Agreement, dated November 30, 2023, by and between the Company and NEC.
10.12#+	Development Services Agreement, dated November 30, 2023, by and between Opco and NEC.
23.1*	Consent of KPMG AZSA LLC
99.1	Press Release of the Company, dated November 30, 2023.
99.2*	Audited Combined Carve-out Abbreviated Financial Statements of the Wireless Transport Business of NEC Corporation as of and for the year ended March 31, 2023.
99.3*
Unaudited Pro Forma Condensed Combined Financial Information of Aviat and the Wireless Transport Business of NEC Corporation for the three months ended September 30, 2023 and for the year ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.
#	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC on request.
¥	Certain portions of this exhibit were redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K.
+	Certain portions of this exhibit were redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: February 9, 2024	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer